Exhibit 99.1

           EPIQ Systems, Inc. Announces Strong Second Quarter Results

     KANSAS CITY, Kan.--(BUSINESS WIRE)--July 27, 2004--EPIQ Systems, Inc. (NASDAQ: EPIQ) today reported results of operations for the second quarter of 2004, with quarterly operating revenue growth of 88% versus prior year. Net income from continuing operations for the quarter of $3.0 million and net income from continuing operations per diluted share of $0.16 include the effect of acquisition-related intangible expenses totaling $1.2 million, net of tax or $0.07 per diluted share. Non-GAAP adjusted net income for the quarter, as defined below, was $4.7 million and non-GAAP adjusted net income per diluted share of $0.26 achieved management's previously stated second-quarter objective. Diluted weighted average shares outstanding were 18.2 million for both the quarter and the six-month period ended June 30, 2004.
     Financial highlights from continuing operations for the quarter ended June 30, 2004, compared to the same period last year include:

     -- Operating revenue (total revenue less reimbursed expenses) increased 88% to $29.6 million from $15.7 million. Case management revenue increased 41% and document management revenue increased 260%.

     -- Operating income was $7.1 million compared to $6.6 million. Operating income includes $2.0 million of acquisition intangible amortization expense compared to $1.0 million last year.

     -- Net income from continuing operations was $3.0 million compared to $3.9 million and net income from continuing operations per diluted share was $0.16 versus $0.21. Net income includes $1.2 million of amortization of acquisition-related intangibles compared to $0.6 million last year and $1.2 million of interest expense compared to no interest expense for the year ago quarter, both net of tax.

     -- Non-GAAP adjusted net income (net income plus amortization of acquisition-related intangibles, acquisition-related expense and amortization of capitalized loan fees, all net of tax) increased to $4.7 million compared to $4.4 million last year. Non-GAAP adjusted net income per share was $0.26 versus $0.24. A reconciliation statement is attached.

     -- Non-GAAP adjusted earnings before interest, taxes, depreciation, amortization and acquisition related expenses (Non-GAAP Adjusted EBITDA) increased 23% to $10.7 million compared to $8.7 million for the year ago quarter. A reconciliation statement is attached.

     Financial highlights from continuing operations for the six-month period ended June 30, 2004, compared to the same period last year include:

     -- Operating revenue (total revenue less reimbursed expenses) increased 81% to $52.6 million from $29.0 million. Case management revenue increased 44% and document management revenue increased 247%.

     -- Operating income was $11.9 million compared to $11.0 million. Operating income includes $3.7 million of acquisition intangible amortization expense compared to $1.7 million last year.

     -- Net income from continuing operations was $5.0 million compared to $6.6 million and net income from continuing operations per diluted share was $0.27 versus $0.36. Net income includes $2.2 million of amortization of acquisition-related intangibles compared to $1.0 million last year, $1.3 million of acquisition-related expense compared to $0.9 million last year, and $2.1 million of interest expense compared to no interest expense last year, all net of tax.

     -- Non-GAAP adjusted net income (net income plus amortization of acquisition-related intangibles, acquisition-related expense and amortization of capitalized loan fees, all net of tax) increased to $9.4 million compared to $8.4 million last year. Non-GAAP adjusted net income per share was $0.51 versus $0.46. A reconciliation statement is attached.

     -- Non-GAAP adjusted earnings before interest, taxes, depreciation, amortization and acquisition-related expenses (Non-GAAP Adjusted EBITDA) increased 27% to $20.7 million compared to $16.3 million last year. A reconciliation statement is attached.

     Recent key events for the company include:

     -- EPIQ Systems was ranked #36 on the Fortune Small Business America's Fastest-Growing Small Companies list. This marks the Company's fourth consecutive appearance on this list.

     -- On April 30, 2004, EPIQ Systems divested the infrastructure software business unit, which included the DataExpress product, to a private investor group.

     -- The Company released TCMS(TM) 9.5 Chapter 7 Software, a significant enhancement to its industry-leading Chapter 7 case management solution.

     -- The board of directors elected Joel Pelofsky to serve as an independent member of the company's board of directors effective July 1, 2004. Mr. Pelofsky formerly served as a U.S. Bankruptcy Court Judge and as a United States Trustee.

     -- EPIQ Systems completed a $50 million Rule 144A private placement of unsecured contingent convertible subordinated notes with three institutional investors. The proceeds were used to repay higher interest rate borrowings from the Company's then outstanding credit facility.

     -- During July the Company entered into a new $75 million four-year senior credit facility replacing the former credit facility which was repaid in full and terminated. The new facility provides a more favorable amortization schedule and interest rates and offers additional cash availability for future business expansion.

     Tom W. Olofson, chairman and CEO, and Christopher E. Olofson, president and chief operating officer of EPIQ Systems, commented: "We are pleased to announce strong results in our recently completed quarter and look forward to solid financial performance during the second half of the year. With interest rates rising and a high level of debt in the economy, we feel these factors may contribute to increased bankruptcy filings in the future. Our recently acquired class action business also affords us attractive new growth potential to supplement our bankruptcy business."

     EPIQ Systems provides an advanced offering of integrated technology-based products and services for fiduciary management and claims administration applications. Our solutions enable clients to optimize the administration of large and complex bankruptcy, class action, mass tort, and other similar legal proceedings. EPIQ Systems clients include corporations, attorneys, trustees and administrative professionals who require sophisticated case administration and document management capabilities, extensive subject matter expertise and a high service capacity. We provide clients a packaged offering of both proprietary technology and value-added services that comprehensively addresses their extensive business requirements. For more information, visit us online at www.epiqsystems.com.

     Forward-Looking Statement Disclaimer: This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act, including those relating to the possible or assumed future results of operations and financial condition of the Company. These forward-looking statements are based on the Company's current expectations and may be identified by terms such as "goal" and "objective." Because those statements are subject to a number of risks, actual results may differ materially from those expressed or implied in this presentation. These risks include (1) any material changes in our total number of bankruptcy trustees and cases; (2) any material changes in our Chapter 7 deposits, the services required by our Chapter 11, Chapter 13, class action or mass tort cases, or the number of cases processed by our Chapter 13 bankruptcy trustee customers; (3) material changes in the number of bankruptcy filings, class action filings or mass tort actions each year; (4) our reliance on and the previously-announced change in our marketing arrangement and pricing arrangements with Bank of America for Chapter 7 revenue; (5) future bankruptcy, class action, or mass tort legislation; (6) risks associated with the integration of acquisitions into our existing business operations; (7) risks associated with the significant new indebtedness we incurred in 2004; (8) a decline in the business of Poorman-Douglas Corporation; and (9) other risks detailed from time to time in our SEC filings, including our annual report on Form 10-K. In addition, there may be other factors not included in our SEC filings that may cause actual results to differ materially from any forward-looking statements. We undertake no obligations to update any forward-looking statements contained herein to reflect future events or developments.

     Note: A telephone conference call and webcast will be held at 3:30 p.m. Central time today (July 27, 2004) to further discuss this announcement. The toll-free dial in number for this call is 800-473-6123. This call can also be accessed on the company's website at www.epiqsystems.com. A supplemental slide presentation is available from the website. A digital replay of the call will be available until August 24, 2004, by dialing 877-519-4471 (pass code: 4973979). The archived webcast will be available on the company's website.


                       EPIQ SYSTEMS, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (In thousands, except per share data)
                                   (Unaudited)

                                 Three months ended  Six months ended
                                      June 30,           June 30,
                                 ------------------- -----------------
                                    2004      2003     2004     2003
                                 ---------- -------- -------- --------

REVENUE:
   Case management                 $17,372  $12,347  $34,298  $23,762
   Document management              12,224    3,392   18,290    5,273
                                 ---------- -------- -------- --------
        Operating revenue           29,596   15,739   52,588   29,035
   Reimbursed expenses               5,312    1,345    8,332    2,124
                                 ---------- -------- -------- --------
       Total Revenue                34,908   17,084   60,920   31,159
                                 ---------- -------- -------- --------

COSTS AND EXPENSES:
Direct costs                        17,672    4,113   27,976    7,068
General and administrative           6,573    4,289   12,211    7,775
Depreciation and software
 amortization                        1,578    1,093    2,959    2,211
Amortization of identifiable
 intangible assets                   2,032      976    3,712    1,658
Acquisition related                      -        -    2,181    1,485
                                 ---------- -------- -------- --------
      Total Operating Expenses      27,855   10,471   49,039   20,197
                                 ---------- -------- -------- --------

INCOME FROM OPERATIONS               7,053    6,613   11,881   10,962

      Net Interest Income
       (Expense)                    (1,975)       3   (3,463)      73
                                 ---------- -------- -------- --------

INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                5,078    6,616    8,418   11,035

PROVISION FOR INCOME TAXES           2,095    2,741    3,433    4,482
                                 ---------- -------- -------- --------

NET INCOME FROM CONTINUING
 OPERATIONS                          2,983    3,875    4,985    6,553

NET INCOME (LOSS) FROM
 DISCONTINUED OPERATIONS             1,008     (267)     744     (633)
                                 ---------- -------- -------- --------

NET INCOME                          $3,991   $3,608   $5,729   $5,920
                                 ========== ======== ======== ========

NET INCOME PER SHARE INFORMATION:
Income per share - Diluted
     Diluted income per share
      from continuing operations     $0.16    $0.21    $0.27    $0.36
     Diluted income (loss) from
      discontinued operations         0.06    (0.01)    0.04    (0.03)
                                 ---------- -------- -------- --------
 EARNINGS PER SHARE - DILUTED        $0.22    $0.20    $0.31    $0.33
                                 ========== ======== ======== ========

WEIGHTED AVERAGE COMMON SHARES
 OUTSTANDING - DILUTED              18,248   18,204   18,240   17,987
                                 ========== ======== ======== ========


                       EPIQ SYSTEMS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2004
                                 (In thousands)
                                   (Unaudited)

                                                       June 30, 2004
                                                     ----------------
                      ASSETS
 CURRENT ASSETS:
  Cash and cash equivalents                                   $14,231
   Accounts receivable, trade, less allowance for
    doubtful accounts
        of $603                                                20,437
  Prepaid expenses                                              1,682
     Deferred income taxes                                      5,965
     Other current assets                                       3,172
                                                     ----------------
        Total Current Assets                                   45,487

 LONG-TERM ASSETS:
 Property and equipment, net                                   21,184
 Software development costs, net                                5,973
 Goodwill                                                     148,492
 Other intangibles, net of accumulated
  amortization of $7,962                                       28,112
 Other                                                          2,305
                                                     ----------------
        Total Long-term Assets                                206,066
                                                     ----------------

 Total Assets                                                $251,553
                                                     ================

       LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITES:
 Accounts payable                                              $5,321
 Customer deposits                                              2,913
 Other accrued expenses                                         1,890
 Current maturities of long-term obligations                   19,440
                                                      ---------------
        Total Current Liabilities                              29,564

 LONG-TERM LIABILITIES:
 Deferred income taxes                                         10,069
 Long-term obligations (excluding current
  maturities)                                                  76,540
                                                      ---------------
        Total Long-term Liabilities                            86,609

 STOCKHOLDERS' EQUITY                                         135,380
                                                      ---------------

 Total Liabilities and Stockholders' Equity                  $251,553
                                                      ===============



                       EPIQ SYSTEMS, INC. AND SUBSIDIARIES
             RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS
           TO NON-GAAP ADJUSTED NET INCOME FROM CONTINUING OPERATIONS
                                 (In thousands)
                                   (Unaudited)

                                        THREE-MONTHS     SIX-MONTHS
                                            ENDED           ENDED
                                          June 30,        June 30,
                                        2004    2003    2004    2003
                                       ------- ------- ------- -------

NET INCOME FROM CONTINUING OPERATIONS  $2,983  $3,875  $4,985  $6,553

Plus (net of tax):
     Amortization of acquisition
      intangibles                       1,194     572   2,198     985
     Acquisition related expense            -       -   1,292     882
     Amortization of capitalized loan
      fees                                516       -     884       -
                                       ------- ------- ------- -------
                                        1,710     572   4,374   1,867
                                       ------- ------- ------- -------

NON-GAAP ADJUSTED NET INCOME FROM
CONTINUING OPERATIONS                  $4,693  $4,447  $9,359  $8,420
                                       ======= ======= ======= =======



                       EPIQ SYSTEMS, INC. AND SUBSIDIARIES
      RECONCILIATION OF NET INCOME PER SHARE FROM CONTINUING OPERATIONS TO
        NON-GAAP ADJUSTED NET INCOME PER SHARE FROM CONTINUING OPERATIONS
                                   (Unaudited)

                                           THREE-MONTHS   SIX-MONTHS
                                               ENDED         ENDED
                                             June 30,      June 30,
                                            2004   2003   2004   2003
                                           ------ ------ ------ ------

NET INCOME FROM CONTINUING OPERATIONS      $0.16  $0.21  $0.27  $0.36

Plus (net of tax):
      Amortization of acquisition
       intangibles                          0.07   0.03   0.12   0.05
      Acquisition related expense              -      -   0.07   0.05
      Amortization of capitalized loan fees 0.03      -   0.05      -
                                           ------ ------ ------ ------
                                            0.10   0.03   0.24   0.10
                                           ------ ------ ------ ------

NON-GAAP ADJUSTED NET INCOME FROM
CONTINUING OPERATIONS                      $0.26  $0.24  $0.51  $0.46
                                           ====== ====== ====== ======



                       EPIQ SYSTEMS, INC. AND SUBSIDIARIES
           RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS TO
               NON-GAAP ADJUSTED EBITDA FROM CONTINUING OPERATIONS
                                 (In thousands)
                                   (Unaudited)

                                     THREE-MONTHS        SIX-MONTHS
                                        ENDED              ENDED
                                       June 30,           June 30,
                                    2004      2003     2004     2003
                                 ---------- -------- -------- --------

NET INCOME FROM CONTINUING
 OPERATIONS                         $2,983   $3,875   $4,985   $6,553

    Acquisition related expense          -        -    2,181    1,485
    Depreciation and amortization    3,610    2,069    6,671    3,869
    Net interest (income) expense    1,975       (3)   3,463      (73)
    Provision for income taxes       2,095    2,741    3,433    4,482
                                 ---------- -------- -------- --------
                                     7,680    4,807   15,748    9,763
                                 ---------- -------- -------- --------

NON-GAAP ADJUSTED EBITDA FROM
CONTINUING OPERATIONS              $10,663   $8,682  $20,733  $16,316
                                 ========== ======== ======== ========


     CONTACT: EPIQ Systems
              Peggy Leinen, 913-621-9500
              www.epiqsystems.com